                                                                   Exhibit 10.35

                           [Chase Logo Appears Here]

                                                          December 1, 1998



Allmerica Financial Corporation
440 Lincoln Street
Worcester, Massachusetts 01653

and

Citizens Acquisition Corporation
c/o Allmerica Financial Corporation

Attention:  Mr. Edward J. Parry, III
            Chief Financial Officer


Ladies and Gentlemen:

          The Chase Manhattan Bank ("Lender") is pleased to confirm that it is
                                     ------
prepared to make funds available to Allmerica Financial Corporation

("Allmerica") and Citizens Acquisition Corporation ("Citizens Acquisition;" each
  ---------                                          --------------------
of Allmerica and Citizens Acquisition shall hereinafter be referred to as individually as "Borrower" and collectively as "Borrowers"), subject to the
                 --------                       ---------
terms and conditions outlined below. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Note (as defined below).

Commitment     Lender agrees to make loans in an aggregate principal amount not to exceed at any one time $200,000,000, as such amount may be reduced in part or in whole (the "Commitment"), which loans may
                                                 ----------
               be Eurodollar Loans or Base Rate Loans (collectively, "Committed
                                                                      ---------
               Loans").  Borrowers may borrow, repay, prepay and reborrow at any
               -----
               time from the date hereof to but excluding June 1, 1999 (the

               "Availability Period"), subject to the limitations set forth
               --------------------
               herein and in a promissory note (the "Note") substantially in the
                                                     ----
               form of Exhibit B hereto. In addition, the Bank may, in its sole discretion, but shall have no obligation to, make Offered Rate Loans to the Borrower; provided that at no time shall the sum of
                                      --------
               outstanding Committed Loans and outstanding Offered Rate Loans exceed $200,000,000. Committed Loans and any Offered Rate Loans which the Bank may make (collectively, the "Loans") shall be
                                                           -----
               evidenced by the Note.

Purpose           proceeds of the Loans will be used to acquire the publicly-
-------           held shares of Citizens Corporation; provided that no part of the proceeds of the Loans will be used in violation of Regulation U of the Board of Governors of the Federal Reserve
                  System of the United States of America.

Termination/      Borrowers may upon at least three Banking Days' notice to
Reduction of      Lender terminate at any time or reduce from time to time, the
Commitment        unused amount of the Commitment.
----------

Commitment Fee    Borrowers jointly and severally agree to pay a commitment fee,
--------------    which shall accrue on the daily average unused Commitment
                  during the Availability Period at a rate per annum equal to 0.10%, calculated on the basis of a 365/366 day year, for the actual number of days elapsed, and payable quarterly in arrears on the last Banking Day of each calendar quarter and on the effective date of any reduction or termination of the Commitment.

Interest Rate;    Each Loan shall bear interest as selected by Borrowers and
Interest Periods; provided in the Note. Eurodollar Loans shall be available for
Maturity          interest periods of, at Borrowers' selection, one, two, three
--------          or six months. Offered Rate Loans shall be available for
                  interest periods offered by Lender in its sole discretion and accepted by Borrowers. No interest period may extend beyond
                  June 1, 1999, the date on which all Loans shall finally mature.

Drawdowns         Borrowers may request a Loan by giving Lender notice by
---------         11:00 a.m. New York City time (i) on the same Banking Day of a
                  Base Rate Loan or an Offered Rate Loan and (ii) at least three
                  Banking Days' prior to a Eurodollar Loan.

Break Funding     Borrowers jointly and severally agree to pay Lender on demand
-------------     an amount determined by Lender in good faith to be sufficient
                  (in the reasonable opinion of Lender) to compensate Lender for any loss, cost or expense that Lender determines is attributable to the failure by Borrowers to borrow a Eurodollar Loan or Offered Rate Loan on the date specified in the notice to borrow such Loan. Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had Borrowers not failed to borrow such Loan for the period from the date of such failure to borrow to the last day of the interest period that would have been the Interest
                  Period for such Loan) over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the London interbank market (as reasonably determined by Lender), or if Lender shall cease to make such bids, the equivalent bid rate, as reasonably determined by Lender, derived from display page
                  3750 (British Bankers Association - LIBOR) of the Dow Jones
                  Markets (Telerate) Screen (or any successor or substitute therefor).

Conditions        The obligation of Lender to make Committed Loans to Borrowers
of Lending        is subject to the conditions precedent that: (a) in the case
----------        of the initial Committed Loan, Lender shall have received
                  (i) the Note duly executed and delivered by Borrowers as joint and several obligors, (ii) a corporate borrowing resolution certified by each Borrower's Secretary or Assistant Secretary,
                  (iii) an incumbency certificate of each Borrower's Secretary or Assistant Secretary setting forth the names, titles and true signatures of such Borrower's officers authorized to sign this Agreement and the Note, (iv) an opinion of counsel to Borrowers substantially in the form of Exhibit A hereto,
                  (v) in the case of the initial Committed Loan, a certificate signed by a duly authorized officer of Allmerica, dated the date of such Loan, certifying that since December 31, 1997, there has been no material adverse change in the condition
                  (financial or otherwise), business or operations of Allmerica and its subsidiaries on a consolidated basis or the ability of Allmerica to pay its obligations hereunder or under the Note, and (b) in the case of any Committed Loan, no default or Event of Default under this Agreement or the Note has occurred and is continuing, or would result from the making of such Loan and (c) in the case of any Committed Loan which increases the aggregate principal amount of Committed Loans outstanding immediately prior to the making of such Committed Loan, the fact that the statement referred to in clause (a)(v) above is true on the date of such Committed Loan. Borrowers' request for a Committed Loan and acceptance of the proceeds thereof shall each constitute a representation and warranty that the statements in clauses (b) and (c) above are true and correct both as of the date of such request and as of the date of such Committed Loan.

Representations   Each Borrower hereby represents and warrants as to itself
and Warranties    that: (a) this Agreement and the Note when delivered will be
--------------    the legal, valid and binding obligations of such Borrower
                  enforceable against such Borrower in accordance with their terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally, and (b) the execution, delivery and performance by such Borrower of this Agreement and the Note have been authorized by all necessary corporate action and do not and will not contravene such Borrower's charter or by-laws or any applicable law or any contractual provision binding on or affecting such Borrower.

                  In addition, Allmerica hereby makes the representations and warranties contained in Section 7 of that certain Credit Agreement dated as of May 29, 1998 among Allmerica, the Lenders signatory thereto, the Bank, as Administrative Agent, and Fleet National Bank, as Co-Agent (the "Existing Credit
                                                             -------- ------
                  Agreement"), which provisions, together with the related
                  ---------
                  definitions, as in effect on the date hereof are hereby incorporated herein by reference (mutatis mutandis) for the
                                                    ------- --------
                  benefit of Lender and shall continue for the purposes of this Agreement regardless of the termination of the Existing Credit Agreement or Lender's participation therein, or any amendment of, or any consent to any deviation from or other modification of, the Existing Credit Agreement; provided that references in
                                                     --------
                  Section 7 of the Existing Credit Agreement to (i) the "Agreement" and "Lenders" and (ii) "Administrative Agent" shall be deemed to mean this Agreement and Lender, respectively.

Covenants         So long as this Agreement shall remain in effect and until the
---------         Commitment has been terminated and all amounts owing hereunder and the Note shall have been paid in full, Allmerica shall (a)
                  comply with and be bound by the covenants contained in Section
                  8 of the Existing Credit Agreement, which provisions, together with the related definitions, as in effect on the date hereof are hereby incorporated herein by
                  reference (mutatis mutandis) for the benefit of Lender and
                             ------- --------
                  shall continue for the purposes of this Agreement regardless of the termination of the Existing Credit Agreement or
                  Lender's participation therein, or any amendment of, or any consent to any deviation from or other modification of, the
                  Existing Credit Agreement; provided that references in Section
                                             --------
                  8 of the Existing Credit Agreement to (i) the "Administrative
                  Agent" or "Lender(s)," (ii) "Loans" and (iii) "Default" shall be deemed to mean Lender, Loans and a default hereunder or under the Note, respectively.

Indemnity         The Borrowers, jointly and severally agree to indemnify Lender
---------         against, and hold Lender harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for Lender, incurred by or asserted against Lender arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument
                  contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether Lender is a party thereto;
                  provided that such indemnity shall not, as to Lender, be
                  --------
                  available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or wilful misconduct of Lender.

Default           Events which may cause the acceleration of the maturity of any
-------           Loan ("Events of Default") are specified in the Note. Lender
                         -----------------
                  may terminate the Commitment upon the occurrence of any Event of Default, but it shall terminate immediately upon the occurrence of any "bankruptcy" or "insolvency" Event of Default.

Joint and Several Each Borrower hereby accepts joint and several liability for
Liability         the obligations under this Agreement in consideration of the
---------         financial accommodation provided by the Bank hereunder and agrees that if and to the extent that a Borrower shall fail to make any payment due hereunder as and when due in accordance with the terms hereof, then the other Borrower will make such payment. The liability of each Borrower hereunder is absolute and unconditional irrespective of any defense, setoff or counterclaim with respect to this Agreement and the Note and the transactions contemplated thereby which might constitute a defense available to, or discharge of, a Borrower or a guarantor.

Governing Law;    This Agreement shall be governed by the laws of the State of
Jurisdiction      New York. Borrowers consent to the nonexclusive jurisdiction
------------      and venue of the state and federal courts located in the City of New York. Service of process by Lender in connection with any dispute hereunder shall be binding on Borrowers if sent to Borrowers by registered mail at the address specified therefor in the Note. EACH BORROWER AND LENDER WAIVES, TO THE FULLEST
                  EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO JURY TRIAL
                  IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY

                  ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE OR TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

                                   Very truly yours,

                                   THE CHASE MANHATTAN BANK


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


Agreed and Accepted:


ALLMERICA FINANCIAL CORPORATION


By:
    --------------------------------------
    Name:
    Title:



CITIZENS ACQUISITION CORPORATION


By:
    --------------------------------------
    Name:
    Title:

                                   EXHIBIT A

                   (Letterhead of counsel to the Borrowers)

                                                [Date of Initial Borrowing]
The Chase Manhattan Bank
270 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

          We have acted as counsel to Allmerica Financial Corporation and Citizens Acquisition Corporation (the "Borrowers") in connection with the
                                       ---------
execution and delivery of that certain Letter Agreement (the "Letter Agreement")
                                                              ----------------
dated as of December 1, 1998 between the Borrowers and The Chase Manhattan Bank (the "Lender") and the Note (as defined in the Letter Agreement; the Note
      ------
together with the Letter Agreement, the "Facility Documents") executed by the
                                         ------------------
Borrowers in connection with the Letter Agreement. Except as otherwise defined herein, all terms used herein and defined in the Letter Agreement, the Note or any agreement delivered thereunder shall have the meanings assigned to them therein.

          In rendering the opinions expressed below, we have examined the Facility Documents. We have also examined such certificates, documents and records, and have made such examination of law, as we have deemed necessary to enable us to render the opinions expressed below. In addition, we have examined and relied as to matters of fact upon representations and warranties contained in the Facility Documents and in certificates and upon covenants contained in the Facility Documents as to the application of the proceeds of the loans made pursuant thereto.

          We call your attention to the fact that each of the Facility Documents provides that it is to be governed by and construed in accordance with the laws of the State of New York, and we understand that you are relying on the advice of your own counsel with respect to all matters involving New York law. For purposes of rendering the opinions expressed in paragraph 3 below, we have assumed that each Facility Document is to be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts.

          The opinions expressed below are limited to matters governed by the internal laws of The Commonwealth of Massachusetts, the Federal laws of the United States of America and the Delaware General Corporation Law. The following opinions do not purport to cover matters relating to Regulations T, U or X of the Board of Governors of the Federal Reserve System.

          In connection with this opinion, we have examined executed copies of the Facility Documents and such other documents, records, agreements and certificates as we have deemed appropriate. We have also reviewed such matters of law as we have considered relevant for the purpose of this opinion.

          Based upon the foregoing, we are of the opinion that:

          1. Each Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to borrow under the Facility Documents and to execute and deliver and to perform is obligations under, the Facility Documents.

          2. The execution, delivery and performance by each Borrower of the Facility Documents have been duly authorized by all necessary corporate action and do not and will not (a) contravene such Borrower's charter or by-laws,
(b) violate any applicable law, rule or regulation of the United States of America, The Commonwealth of Massachusetts or the Delaware General Corporation law, or (c) result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument to which such Borrower or any of its Subsidiaries is a party, or by which any of them is bound or to which any of them is subject, and which has been or is required to be filed with the Securities and Exchange Commission, or result in the creation or imposition of any Lien upon any Property of such Borrower pursuant to, the terms of any such agreement or instrument.

          3. Each Facility Document is, or when delivered under the Letter Agreement will be, a legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms.

          Our opinions that each of the Facility Documents being delivered to you today constitute the legal, valid and binding obligation of the Borrowers, enforceable against them in accordance with its terms, are subject to (a) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties and (b) general principles of equity, regardless of whether enforcement is sought in proceedings in equity or at law.

          We express no opinion with respect to the applicability of Section 548 of the Bankruptcy Code or any other fraudulent conveyance provision. In particular, we express no opinion as to whether a subsidiary may guarantee or otherwise become liable for, or pledge its assets to secure, indebtedness incurred by its parent or another subsidiary of its parent, except to the extent such subsidiary may be determined to have received a benefit from the incurrence of such indebtedness by its parent or such other subsidiary, or as to whether such benefit may be measured other than by the extent to which the proceeds of the indebtedness incurred by the parent or such other subsidiary are directly or indirectly made available to such subsidiary for its corporate purposes. We call your attention to the fact that certain cases have held that an obligation of a corporation incurred to purchase a corporation's stock may under certain circumstances become subordinate to the claims of general creditors upon the bankruptcy or insolvency of the corporation.

          The foregoing opinions are subject to the following comments and qualifications:

          (A) The enforceability of the Facility Documents may be limited by laws rendering unenforceable indemnification contrary to Federal or state securities laws and the public policy underlying such laws.

          (B) The enforceability of provisions in the Facility Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances

          (C) We express no opinion as to (i) the effect of the laws of any jurisdiction in which the Lender is located that limit the interest, fees or other charges the Lender may impose and (ii) the second sentence of the section of the Letter Agreement captioned "Governing Law; Jurisdiction" and the first sentence of Section 5(e) of the Note, insofar as such sentences relate to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Facility Documents.

          The foregoing opinion is solely for your benefit and may not be relied on by any other Person.

                                                   Very truly yours,

                                   EXHIBIT B

                           [Chase Logo Appears Here]

                                PROMISSORY NOTE

New York, New York                                        December 1, 1998

         FOR VALUE RECEIVED, ALLMERICA FINANCIAL CORPORATION and CITIZENS ACQUISITION CORPORATION (collectively, the "Borrowers"), jointly and severally,
                                            ---------
unconditionally promises to pay to the order of THE CHASE MANHATTAN BANK (the

"Bank"), at its principal office, 270 Park Avenue, New York, New York l0017 (the
-----
"Principal Office"), for the account of the Principal Office (or such other
 ----------------
office or affiliate as the Bank may from time to time specify), the principal amount of each Loan endorsed on the schedule attached hereto and made a part hereof (including any continuations, the "Schedule") on the maturity date of
                                          --------
such Loan as shown on the Schedule, and to pay interest on the unpaid balance of the principal amount of such Loan from and including the date of such Loan (as shown on the Schedule ) to such maturity date at (a) a variable rate per annum equal to the higher of (i) the Federal Funds Rate plus 1/2 of 1% and (ii) the Prime Rate (such higher rate being the "Base Rate" and such Loan a "Base Rate
                                        ---------                   ---------
Loan"); or (b) a fixed rate per annum equal to the Eurodollar Rate applicable to
----
such Loan (a "Eurodollar Loan"), plus the Applicable Margin; or (c) a fixed rate
              ---------------
per annum as the Bank may in its discretion offer to the Borrowers and the Borrowers may accept (an "Offered Rate Loan"). Any principal not paid when due
                          -----------------
shall bear interest from maturity until paid in full at a rate per annum equal to the Default Rate. Interest shall be payable on the relevant Interest Payment Date. Interest shall be calculated on the basis of a year of 360 days for the actual days elapsed, except that interest computed by reference to the Prime Rate shall be calculated on the basis of a year of 365 days (or 366 days, in the case of a leap year) for the actual days elapsed. All payments hereunder shall be made in lawful money of the United States and in immediately available funds. Any extension of time for the payment of the principal of this note resulting from the due date falling on a non-Banking Day shall be included in the computation of interest. The date, and interest periods of, and the interest rates with respect to, the Loans and any payments of principal shall be recorded by the Bank on its books and prior to any transfer of this note (or, at the discretion of the Bank, at any other time) endorsed by the Bank on the Schedule, which shall be conclusive in the absence of manifest error; provided, however,
                                                            --------  -------
that the Bank's failure to endorse the Schedule shall not affect the Borrowers' obligations hereunder.

         1.  Certain Definitions.  Unless otherwise defined herein, capitalized
             -------------------
terms shall have the meanings assigned to them in the Letter Agreement (as defined in Section 2 hereof). As used herein, the following terms shall have the corresponding meanings.

         (a)  "Applicable Margin" means, with respect to any Eurodollar Loan,
               -----------------
(i) 0.45% for such Eurodollar Loan drawn at or before 12:00 p.m. on December 4, 1998, (ii) 0.60% for such Eurodollar Loan drawn after 12:00 p.m. on December 4, 1998 but at or before 12:00 p.m. on December 18, 1998, (iii) 1.0% for such Eurodollar Loan drawn after 12:00 p.m. on December 18, 1998 but at or before 5:00 p.m. on January 8, 1999 and (iv) 0.45% for such Eurodollar Loan drawn after 8:00 a.m. on January 11, 1999; provided that if Allmerica's short term debt
                               --------
rating from S&P or Moody's shall be reduced from the respective rating from S&P or Moody's in existence on the date hereof at any time during the period from the date hereof until the date of the drawdown of the initial Loan hereunder, the Applicable Margin shall be increased by 0.10%.

         (b)  "Banking Day" means any day on which commercial banks are not
               -----------
authorized or required to close in New York City and, where such term is used in the definition of "Eurodollar Rate" or refers to the Eurodollar Rate, which is also a day on which dealings in U.S. dollar deposits are carried out in the London interbank market.

         (c)  "Default Rate" means, in respect of any amount not paid when due,
               ------------
a rate per annum during the period commencing on the due date until such amount is paid in full equal to a floating rate 2% above the Base Rate; provided that,
                                                                 --------
if the amount in default is principal of an Offered Rate Loan or Eurodollar Loan, a fixed rate 2% above the rate of interest in effect thereon (including the margin) at the time of default until the end of the then current interest period therefor and, thereafter, a floating rate 2% above the Base Rate.

         (d)  "Eurodollar Rate" means the rate per annum (rounded upwards, if
               ---------------
necessary, to the nearest 1/100 of 1%) quoted by the Bank at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two Banking Days' prior to the first day of an interest period during which the Eurodollar Rate will accrue for the offering by the Bank to leading banks in the London interbank market of U.S. dollar deposits having a term comparable to such loan and in an amount comparable to the principal amount of such loan.

         (e)  "Federal Funds Rate" means, for any day, the rate per annum
               ------------------
(expressed on a 360 day basis of calculation) equal to the weighted average of the rates on overnight Federal funds transactions as published by the Federal Reserve Bank of New York for such day (or for any day that is not a Banking Day, for the immediately preceding Banking Day).

         (f)  "Interest Payment Date" means for any loan hereunder, the first
               ---------------------
day commencing after such loan as follows: (i) for any Base Rate Loan, the last Banking Day of each March, June, September and December; (ii) for any Offered Rate Loan, at 90-day intervals; (iii) for any Eurodollar Loan, at three-month intervals; (iv) for any amount accruing interest at the Default Rate, on demand; and (v) for any amount, upon maturity and any prepayment or repayment.

         (g) "Prime Rate" means the rate of interest per annum publicly
              ----------
announced from time to time announced by the Bank as its prime rate in effect at the Principal Office; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

         (h)  "Regulatory Change" means any change after the date hereof in
               -----------------
United States federal, state or foreign laws or regulations (including Regulation D of the Board of Governors of the Federal Reserve System) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including the Bank of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

         2.  Related Letter Agreement.  Loans evidenced hereby are made pursuant
             ------------------------
to that certain letter agreement dated December 1, 1998 between the Bank and the Borrowers (the "Letter Agreement").
                ----------------

         3.  Additional Costs, Etc.  (a)  If, as a result of any Regulatory
             ----------------------
Change, the Bank reasonably determines that the cost to the Bank of making or maintaining any Eurodollar Loan evidenced hereby is increased, or any amount received or receivable by the Bank hereunder is reduced, or the Bank is required to make any payment in connection with any transaction contemplated hereby, then the Borrowers jointly and severally agree to pay to the Bank on demand such additional amount or amounts as the Bank determines will compensate the Bank for such increased cost, reduction or payment. The Bank shall furnish the Borrowers with calculations of such amounts due, in the absence of demonstrable error, shall be conclusive.

         (b) If there is any payment of a Eurodollar Loan or Offered Rate Loan prior to its stated maturity (by reason of acceleration or otherwise), the Borrowers jointly and severally agree that they will promptly pay the Bank on demand an amount determined by the Bank in good faith sufficient to compensate it for such payment. Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had Borrowers not so paid, for the period from the date of such payment to the last day of the current interest period therefor over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the London interbank market (as reasonably determined by Lender), or if Lender shall cease to make such bids, the equivalent bid rate, as reasonably determined by Lender, derived from display page 3750 (British Bankers Association - LIBOR) of the Dow Jones Markets (Telerate) Screen (or any successor or substitute therefor).

         4.  Events of Default.  If any of the following events shall occur and
             -----------------
be continuing: (a) the Borrowers shall fail to pay the principal of this Note when due; or interest on, or any other amount payable under, this Note, within three Banking Days of when due and payable; (b) any Borrower shall breach any representation or warranty made by it in this Note or the Letter Agreement or any other document executed in connection with this Note (this Note, the Letter Agreement and any such other document being the "Facility Documents") or which
                                                 ------------------
is contained in any certificate, document, opinion, financial or other statement furnished by such Borrower at any time under or in connection with any Facility Documents shall prove to have been incorrect in any material respect on or as of the date made; (c) Allmerica shall fail to perform or observe any term, covenant or agreement contained in Section 8.04, 8.05, 8.06, 8.08, 8.10 or 8.11 of the Existing Credit Agreement as in incorporated herein by reference pursuant to the section of the Letter Agreement captioned "Covenants"; (d) any Borrower shall fail to perform or observe any term, covenant or agreement (other than the covenants referenced in clause (c) above) contained in any Facility Document and such failure shall continue for 30 days after written notice from the Bank thereof; (e) Allmerica or any of its Subsidiaries (as defined in the Existing Credit Agreement) shall default in the payment when due (after giving effect to any applicable grace periods) of any principal of or interest on any of its other Indebtedness (as defined in the Existing Credit Agreement) aggregating $10,000,000 or more; or any event specified in any note, agreement, indenture or other document evidencing or relating to such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity or to have the interest rate thereon reset to a level so that securities evidencing such Indebtedness trade at a level specified in relation to the par value thereof; (f) Allmerica shall fail to pay when due (after giving effect to any applicable grace periods) of any amount aggregating $10,000,000 or more on any of its Rate Hedging Obligations (as defined in the Existing Credit Agreement) or any event specified in any agreement or document relating to any such Rate Hedging Obligations shall occur if the effect of such event is to cause, or (with the giving of notice or the lapse of time or both) to permit, termination or liquidation payment or payments aggregating $10,000,000 or more to become due; (g) Citizens Acquisition or Allmerica or any of its Insurance Subsidiaries (as defined in the Existing Credit Agreement): (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as its debts become due; (ii) shall make an assignment for the benefit of creditors;
(iii) shall file a petition in bankruptcy or for any relief under any law of any jurisdiction relating to reorganization, arrangement, readjustment of debt, dissolution or liquidation; (iv) shall have any such petition filed against it in which an adjudication is made or order for relief is entered or which shall remain undismissed for a period of 60 days or shall consent or acquiesce thereto; (v) shall have had a receiver, custodian or trustee appointed for all or a substantial part of its property; (h) any event described in Sections 9(h),
(i), (j), (k) or (l) of the Existing Credit Agreement shall have occurred, THEN, in any such case, if the Bank shall elect by notice to the Borrowers, the unpaid principal amount of this Note, together with accrued interest, shall become forthwith due and payable; provided that in the case of an event of default
                           --------
under clause (g) above, the unpaid principal amount of this Note, together with accrued interest, shall immediately become due and payable without any notice or other action by the Bank.

         5.  Miscellaneous.  (a)  Each Borrower hereby accepts joint and several
             -------------
liability for the obligations under this Note in consideration of the financial accommodation provided by the Bank under the Letter Agreement and agrees that if and to the extent that a Borrower shall fail to make any payment due hereunder as and when due in accordance with the terms hereof, then the other Borrower will make such payment. The liability of each Borrower hereunder is absolute and unconditional irrespective of any defense, setoff or counterclaim with respect to the Letter Agreement and this Note and the transactions contemplated thereby which might constitute a defense available to, or discharge of, a Borrower or a guarantor.

         (b) Each Borrower waives presentment, notice of dishonor, protest and any other formality with respect to this Note.

         (c) The Borrowers jointly and severally agree to reimburse the Bank on demand for all costs, expenses and charges (including without limitation, reasonable fees and charges of external legal counsel for the Bank and costs allocated by its internal legal department) in connection with the preparation, interpretation, performance or enforcement of this Note and the Letter Agreement.

         (d) This Note shall be binding on the Borrowers and their successors and assigns and shall inure to the benefit of the Bank and its successors and assigns, except that no Borrower may delegate any obligations hereunder without the prior written consent of the Bank. This Note may not be assigned by the Bank except with the prior written consent of the Borrowers, which consent shall not be unreasonably withheld.

  (e) Each Borrower consents to the nonexclusive jurisdiction and venue of the state and federal courts located in the City of New York. Service of process by the Bank in connection with any dispute shall be binding on each Borrower if sent to such Borrower by registered mail at the address specified below. EACH OF THE BANK AND EACH BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO JURY TRIAL IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE OR TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

         (f) This Note shall be governed by and interpreted and construed in accordance with the laws of the State of New York, provided that the foregoing
                                                   --------
is not intended to limit the maximum rate of interest which may be charged or collected by the Bank hereon if, under the law applicable to it, the Bank may charge or collect such interest at a higher rate than is permissible under the law of said State. In no case shall the interest hereon exceed the maximum amount which the Bank may charge or collect under such law applicable to it.

ALLMERICA FINANCIAL CORPORATION            CITIZENS ACQUISITION CORPORATION

By:                                        By:
    --------------------------------           --------------------------------
    Name:                                      Name:
    Title:                                     Title:

 Address:                                   Address:

 Allmerica Financial Corporation            Citizens Acquisition Corporation
 440 Lincoln Street                         c/o Allmerica Financial Corporation
 Worcester, Massachusetts 01653             440 Lincoln Street
                                            Worcester, Massachusetts 01653

                                    SCHEDULE



                                                                           Amount of
                                                                          Payment and          Principal
                                                                          Loan Number          Balance
Notation        Date and       Amount of Loan        Maturity             to Which             Remaining
Made By         Loan Number    and Interest Rate     Date                 Applied              Unpaid












                           [Chase Logo Appears Here]

                                PROMISSORY NOTE

New York, New York                                        December 1, 1998

         FOR VALUE RECEIVED, ALLMERICA FINANCIAL CORPORATION and CITIZENS ACQUISITION CORPORATION (collectively, the "Borrowers"), jointly and severally,
                                            ---------
unconditionally promises to pay to the order of THE CHASE MANHATTAN BANK (the

"Bank"), at its principal office, 270 Park Avenue, New York, New York l0017 (the
-----
"Principal Office"), for the account of the Principal Office (or such other
 ----------------
office or affiliate as the Bank may from time to time specify), the principal amount of each Loan endorsed on the schedule attached hereto and made a part hereof (including any continuations, the "Schedule") on the maturity date of
                                          --------
such Loan as shown on the Schedule, and to pay interest on the unpaid balance of the principal amount of such Loan from and including the date of such Loan (as shown on the Schedule ) to such maturity date at (a) a variable rate per annum equal to the higher of (i) the Federal Funds Rate plus 1/2 of 1% and (ii) the Prime Rate (such higher rate being the "Base Rate" and such Loan a "Base Rate
                                        ---------                   ---------
Loan"); or (b) a fixed rate per annum equal to the Eurodollar Rate applicable to
----
such Loan (a "Eurodollar Loan"), plus the Applicable Margin; or (c) a fixed rate
              ---------------
per annum as the Bank may in its discretion offer to the Borrowers and the Borrowers may accept (an "Offered Rate Loan"). Any principal not paid when due
                          -----------------
shall bear interest from maturity until paid in full at a rate per annum equal to the Default Rate. Interest shall be payable on the relevant Interest Payment Date. Interest shall be calculated on the basis of a year of 360 days for the actual days elapsed, except that interest computed by reference to the Prime Rate shall be calculated on the basis of a year of 365 days (or 366 days, in the case of a leap year) for the actual days elapsed. All payments hereunder shall be made in lawful money of the United States and in immediately available funds. Any extension of time for the payment of the principal of this note resulting from the due date falling on a non-Banking Day shall be included in the computation of interest. The date, and interest periods of, and the interest rates with respect to, the Loans and any payments of principal shall be recorded by the Bank on its books and prior to any transfer of this note (or, at the discretion of the Bank, at any other time) endorsed by the Bank on the Schedule, which shall be conclusive in the absence of manifest error; provided, however,
                                                            --------  -------
that the Bank's failure to endorse the Schedule shall not affect the Borrowers' obligations hereunder.

         1.  Certain Definitions.  Unless otherwise defined herein, capitalized
             -------------------
terms shall have the meanings assigned to them in the Letter Agreement (as defined in Section 2 hereof). As used herein, the following terms shall have the corresponding meanings.

         (a)  "Applicable Margin" means, with respect to any Eurodollar Loan,
               -----------------
(i) 0.45% for such Eurodollar Loan drawn at or before 12:00 p.m. on December 4, 1998, (ii) 0.60% for such Eurodollar Loan drawn after 12:00 p.m. on December 4, 1998 but at or before 12:00 p.m. on December 18, 1998, (iii) 1.0% for such Eurodollar Loan drawn after 12:00 p.m. on December 18, 1998 but at or before 5:00 p.m. on January 8, 1999 and (iv) 0.45% for such Eurodollar Loan drawn after 8:00 a.m. on January 11, 1999; provided that if Allmerica's short term debt
                               --------
rating from S&P or Moody's shall be reduced from the respective rating from S&P or Moody's in existence on the date hereof at any time during the period from the date hereof until the date of the drawdown of the initial Loan hereunder, the Applicable Margin shall be increased by 0.10%.

         (b)  "Banking Day" means any day on which commercial banks are not
               -----------
authorized or required to close in New York City and, where such term is used in the definition of "Eurodollar Rate" or refers to the Eurodollar Rate, which is also a day on which dealings in U.S. dollar deposits are carried out in the London interbank market.

         (c)  "Default Rate" means, in respect of any amount not paid when due,
               ------------
a rate per annum during the period commencing on the due date until such amount is paid in full equal to a floating rate 2% above the Base Rate; provided that,
                                                                 --------
if the amount in default is principal of an Offered Rate Loan or Eurodollar Loan, a fixed rate 2% above the rate of interest in effect thereon (including the margin) at the time of default until the end of the then current interest period therefor and, thereafter, a floating rate 2% above the Base Rate.

         (d)  "Eurodollar Rate" means the rate per annum (rounded upwards, if
               ---------------
necessary, to the nearest 1/100 of 1%) quoted by the Bank at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two Banking Days' prior to the first day of an interest period during which the Eurodollar Rate will accrue for the offering by the Bank to leading banks in the London interbank market of U.S. dollar deposits having a term comparable to such loan and in an amount comparable to the principal amount of such loan.

         (e)  "Federal Funds Rate" means, for any day, the rate per annum
               ------------------
(expressed on a 360 day basis of calculation) equal to the weighted average of the rates on overnight Federal funds transactions as published by the Federal Reserve Bank of New York for such day (or for any day that is not a Banking Day, for the immediately preceding Banking Day).

         (f)  "Interest Payment Date" means for any loan hereunder, the first
               ---------------------
day commencing after such loan as follows: (i) for any Base Rate Loan, the last Banking Day of each March, June, September and December; (ii) for any Offered Rate Loan, at 90-day intervals; (iii) for any Eurodollar Loan, at three-month intervals; (iv) for any amount accruing interest at the Default Rate, on demand; and (v) for any amount, upon maturity and any prepayment or repayment.

         (g) "Prime Rate" means the rate of interest per annum publicly
              ----------
announced from time to time announced by the Bank as its prime rate in effect at the Principal Office; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

         (h)  "Regulatory Change" means any change after the date hereof in
               -----------------
United States federal, state or foreign laws or regulations (including Regulation D of the Board of Governors of the Federal Reserve System) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including the Bank of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

         2.  Related Letter Agreement.  Loans evidenced hereby are made pursuant
             ------------------------
to that certain letter agreement dated December 1, 1998 between the Bank and the Borrowers (the "Letter Agreement").
                ----------------

         3.  Additional Costs, Etc.  (a)  If, as a result of any Regulatory
             ----------------------
Change, the Bank reasonably determines that the cost to the Bank of making or maintaining any Eurodollar Loan evidenced hereby is increased, or any amount received or receivable by the Bank hereunder is reduced, or the Bank is required to make any payment in connection with any transaction contemplated hereby, then the Borrowers jointly and severally agree to pay to the Bank on demand such additional amount or amounts as the Bank determines will compensate the Bank for such increased cost, reduction or payment. The Bank shall furnish the Borrowers with calculations of such amounts due, in the absence of demonstrable error, shall be conclusive.

         (b) If there is any payment of a Eurodollar Loan or Offered Rate Loan prior to its stated maturity (by reason of acceleration or otherwise), the Borrowers jointly and severally agree that they will promptly pay the Bank on demand an amount determined by the Bank in good faith sufficient to compensate it for such payment. Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had Borrowers not so paid, for the period from the date of such payment to the last day of the current interest period therefor over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the London interbank market (as reasonably determined by Lender), or if Lender shall cease to make such bids, the equivalent bid rate, as reasonably determined by Lender, derived from display page 3750 (British Bankers Association - LIBOR) of the Dow Jones Markets (Telerate) Screen (or any successor or substitute therefor).

         4.  Events of Default.  If any of the following events shall occur and
             -----------------
be continuing: (a) the Borrowers shall fail to pay the principal of this Note when due; or interest on, or any other amount payable under, this Note, within three Banking Days of when due and payable; (b) any Borrower shall breach any representation or warranty made by it in this Note or the Letter Agreement or any other document executed in connection with this Note (this Note, the Letter Agreement and any such other document being the "Facility Documents") or which
                                                 ------------------
is contained in any certificate, document, opinion, financial or other statement furnished by such Borrower at any time under or in connection with any Facility Documents shall prove to have been incorrect in any material respect on or as of the date made; (c) Allmerica shall fail to perform or observe any term, covenant or agreement contained in Section 8.04, 8.05, 8.06, 8.08, 8.10 or 8.11 of the Existing Credit Agreement as in incorporated herein by reference pursuant to the section of the Letter Agreement captioned "Covenants"; (d) any Borrower shall fail to perform or observe any term, covenant or agreement (other than the covenants referenced in clause (c) above) contained in any Facility Document and such failure shall continue for 30 days after written notice from the Bank thereof; (e) Allmerica or any of its Subsidiaries (as defined in the Existing Credit Agreement) shall default in the payment when due (after giving effect to any applicable grace periods) of any principal of or interest on any of its other Indebtedness (as defined in the Existing Credit Agreement) aggregating $10,000,000 or more; or any event specified in any note, agreement, indenture or other document evidencing or relating to such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity or to have the interest rate thereon reset to a level so that securities evidencing such Indebtedness trade at a level specified in relation to the par value thereof; (f) Allmerica shall fail to pay when due (after giving effect to any applicable grace periods) of any amount aggregating $10,000,000 or more on any of its Rate Hedging Obligations (as defined in the Existing Credit Agreement) or any event specified in any agreement or document relating to any such Rate Hedging Obligations shall occur if the effect of such event is to cause, or (with the giving of notice or the lapse of time or both) to permit, termination or liquidation payment or payments aggregating $10,000,000 or more to become due; (g) Citizens Acquisition or Allmerica or any of its Insurance Subsidiaries (as defined in the Existing Credit Agreement): (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as its debts become due; (ii) shall make an assignment for the benefit of creditors;
(iii) shall file a petition in bankruptcy or for any relief under any law of any jurisdiction relating to reorganization, arrangement, readjustment of debt, dissolution or liquidation; (iv) shall have any such petition filed against it in which an adjudication is made or order for relief is entered or which shall remain undismissed for a period of 60 days or shall consent or acquiesce thereto; (v) shall have had a receiver, custodian or trustee appointed for all or a substantial part of its property; (h) any event described in Sections 9(h),
(i), (j), (k) or (l) of the Existing Credit Agreement shall have occurred, THEN, in any such case, if the Bank shall elect by notice to the Borrowers, the unpaid principal amount of this Note, together with accrued interest, shall become forthwith due and payable; provided that in the case of an event of default
                           --------
under clause (g) above, the unpaid principal amount of this Note, together with accrued interest, shall immediately become due and payable without any notice or other action by the Bank.

         5.  Miscellaneous.  (a)  Each Borrower hereby accepts joint and several
             -------------
liability for the obligations under this Note in consideration of the financial accommodation provided by the Bank under the Letter Agreement and agrees that if and to the extent that a Borrower shall fail to make any payment due hereunder as and when due in accordance with the terms hereof, then the other Borrower will make such payment. The liability of each Borrower hereunder is absolute and unconditional irrespective of any defense, setoff or counterclaim with respect to the Letter Agreement and this Note and the transactions contemplated thereby which might constitute a defense available to, or discharge of, a Borrower or a guarantor.

         (b) Each Borrower waives presentment, notice of dishonor, protest and any other formality with respect to this Note.

         (c) The Borrowers jointly and severally agree to reimburse the Bank on demand for all costs, expenses and charges (including without limitation, reasonable fees and charges of external legal counsel for the Bank and costs allocated by its internal legal department) in connection with the preparation, interpretation, performance or enforcement of this Note and the Letter Agreement.

         (d) This Note shall be binding on the Borrowers and their successors and assigns and shall inure to the benefit of the Bank and its successors and assigns, except that no Borrower may delegate any obligations hereunder without the prior written consent of the Bank. This Note may not be assigned by the Bank except with the prior written consent of the Borrowers, which consent shall not be unreasonably withheld.

  (e) Each Borrower consents to the nonexclusive jurisdiction and venue of the state and federal courts located in the City of New York. Service of process by the Bank in connection with any dispute shall be binding on each Borrower if sent to such Borrower by registered mail at the address specified below. EACH OF THE BANK AND EACH BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO JURY TRIAL IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE OR TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

         (f) This Note shall be governed by and interpreted and construed in accordance with the laws of the State of New York, provided that the foregoing
                                                   --------
is not intended to limit the maximum rate of interest which may be charged or collected by the Bank hereon if, under the law applicable to it, the Bank may charge or collect such interest at a higher rate than is permissible under the law of said State. In no case shall the interest hereon exceed the maximum amount which the Bank may charge or collect under such law applicable to it.

ALLMERICA FINANCIAL CORPORATION            CITIZENS ACQUISITION CORPORATION

By:                                        By:
    --------------------------------           --------------------------------
    Name:                                      Name:
    Title:                                     Title:

 Address:                                   Address:

 Allmerica Financial Corporation            Citizens Acquisition Corporation
 440 Lincoln Street                         c/o Allmerica Financial Corporation
 Worcester, Massachusetts 01653             440 Lincoln Street
                                            Worcester, Massachusetts 01653

                                    SCHEDULE



                                                                           Amount of
                                                                          Payment and          Principal
                                                                          Loan Number          Balance
Notation        Date and       Amount of Loan        Maturity             to Which             Remaining
Made By         Loan Number    and Interest Rate     Date                 Applied              Unpaid












18